Commitments and Contingencies	12 Months Ended
Mar. 31, 2025
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

Capital commitment

As of March 31, 2025, the Group had outstanding capital commitments of US$490,000 related to the acquisition of machinery under two purchase agreements with suppliers. The total contract amount for these acquisitions is US$695,000 (HK$5,420,000), of which US$205,000 (HK$1,600,000) had been paid as prepayment of equipment under non-current assets as of March 31, 2025. Delivery of the machinery is expected in the next fiscal year.

Contingencies

A subsidiary of the Company is currently a party to a legal proceeding related to a compensation claim by a former employee, in relation to injuries suffered during her course of employment with the Group. Based on the information available as of the date of this report, the management does not consider that there will be a significant claim in this case. However, as the litigation is ongoing, the Group cannot determine the likelihood of this outcome and has not recorded an accrual in its financial statements. The Group continues to assess the case and will update its disclosures as necessary.

Save as disclosed above, the Group, in the ordinary course of its business, is involved in various claims, suits, investigations and legal proceedings that arise from time to time. Although the Group does not expect that the outcome in any of these legal proceedings, individually or collectively, will have a material adverse effect on its financial position or results of operations, litigation is inherently unpredictable. Therefore, the Group could be subject to judgements or enter into settlements of claims that could adversely affect its operating results or cash flows in a particular period.